SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): April 26, 2005


                        ETERNAL TECHNOLOGIES GROUP, INC.
                ------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-27929
                               -------------------
                            (Commission file number)

        Nevada                                         62-1655508
----------------------------             ---------------------------------------
(State or other jurisdiction             (I.R.S. Employer Identification Number)
 of incorporation)


          Sect. D, 5/F, Block A, Innotec Tower, 235 Nanjing Road,
          Heping District, Tianjin, 300100, People's Republic of China
         -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                               011-86-22-2721-7020
              (Registrant's telephone number, including area code)

                   ------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

- Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).

Section 2. Registrant's Business and Operations

Item. 2.02 Termination of the material definitive agreement


On April 19, 2005, the Board of Directors of Eternal Technologies Group, Inc. ("Eternal") rescinded the acquisition of E-Sea Biomedical Engineering Co. International, Ltd. of Shenzhen, PRC. The rescission, evidenced by the attached Termination Agreement, was effective as of October 31, 2004. Eternal will cancel the 14,000,000 shares issued to the E-Sea shareholders and return to them the shares of E-Sea acquired pursuant to the Exchange Agreement.

Item 9.  Exhibits

(c)   Exhibits

Exhibit Number                  Description of Exhibit
--------------                  -----------------------

1.1                             Terminiation Agreement, April 26, 2005



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ETERNAL TECHNOLOGIES GROUP, INC.


April 26, 2005                       /s/ Jiasheng Wei
                                     -----------------------------------------
                                     Jiasheng Wei, President and
                                     Chief Executive Officer